Cord Blood AMERICA

Investor Presentation
3nd Quarter 2007

Safe Harbor

Special Note: Statements made in this presentation, including, but not limited to, those relating to the goal of the company or subsidiaries, those relating to the private stem cell storage market's capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government's continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission. Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

Goal

CBAI will become the global dominant stem cell storage facility. We will do this through accretive asset purchases, intelligent organic growth, and larger global merger opportunities.

HISTORY

Significant Events

▪ Cord Partners founded and commenced operations	Jan 2003
▪ Completed reverse merger (CBAI)	Mar2004
▪ Received effective registration	Oct 2004
▪ Commenced Trading	Jan 2005
▪ Acquired Rainmakers International	Feb 2005
▪ Acquired Family Marketing	Apr 2005
▪ Completed $5,000,000 Raise	Sept2005
▪ Purchased Assets of C.O.R.D	Jan 2006
▪ Purchased Operations of 4th Largest Competitor (CorCell)	Oct 2006
▪ Completed Debt Placement ($2.3M)	Jan 2007
▪ Completed CorCell Asset Purchase	Feb 2007

History - Sales Growth


CBAI Yearly Revenue
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Revenue
2003
2004
2005
2006
Year Ended

History - Customer Growth


Customer Base
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Customers
2003
2004
2005
2006
Year Ended

ABOUT

Overview: Cord Blood America Inc.

Cord Blood America's has 2 business lines

Core Business

1. **Cord Blood Storage:** Storage of Umbilical Cord Blood (Cord Blood).
   - Consists of 4 separate wholly owned subsidiaries
   - Sales- origination of new customers
   - Processing of cord blood units
   - Storage of cord blood units
   - Continuing billing & collection

Advertising Division

2. **RainMakers International:** Advertising Agency
   - Original highly profitable marketing arm for the cord blood storage business
   - Was acquired in 2005 to support company during tight cash period

Cord Blood has Life Giving Stem Cells

- **Stem cells are cells with no identity**
- **Free from Controversy**
- **Umbilical Cord Blood Stem cells can assume the identity of other cells (differentiation)**



Adult
Stem Cells
Red
Blood Cells
Specialized
Stem Cells
(Blood Stem Cells)
Further
Divisions
Create
Specialized
Blood Cells
Platelets
Other Committed
Stem Cells
White
Blood Cells

Cord Blood is the Best Stem Cell Source

Cord Blood	Bone Marrow	PBSC*
Rapid Availability Inexpensive - $2K Little donor attrition No risk or discomfort to donor Rare contamination by viruses Lower risk of graft versus host disease (GVHD)	Tedious Donor Search Expensive $75-$100K Painful procedure for donor More likely to be contaminated Higher risk of GVHD	Time commitment (3 day procedure) Expensive $6K+ Risk of Lung Damage Risk of Kidney Damage Higher risk of GVHD

* Peripheral Blood Stem Cell

Current Applications and Potential

Applications

- Acute Leukemias
- Chronic Leukemias
- Myelodysplastic Syndromes
- Stem Cell Disorders
- Myeloproliferative Disorders
- Lymphoproliferative Disorders
- Liposomal Storage Diseases
- Histiocytic Disorders
- Inherited Erythrocyte Abnormalities
- Congenital (Inherited) Immune System Disorders

Potential

- Alzheimer's Disease (memory enhancement)
- Diabetes
- Heart Disease
- Liver Disease
- Muscular Dystrophy
- Parkinson's Disease
- Spinal Cord Injury Stroke

Management & Board

Management

- **Matthew Schissler, CEO**
- **Joseph Vicente VP, Corporate Strategy, CBAI**
- **Marion Malone, VP - CorCell**

Board of Directors

- **Matthew Schissler, Chairman**
- **Joseph Vicente**
- **Timothy McGrath***
- **Rick Neeson***

Medical Advisory Board

- **Dr. Jack Goldberg - University of Pennsylvania**

*Independent Directors

Umbilical Cord Blood Industry



Cord Blood Storage Market
Market ($M)
160
140
120
100
80
60
40
20
0
2002
2003
2004
2005
2006
2007 (est)

- First sample was collected and cryogenically frozen in 1988
- In 2006, est.130,000 samples were privately banked (est. 80% growth over 2003)
- Market expected to reach 150,000 stem cells collected in 2007.
- In the private sector, 20 private companies and 4 publicly traded companies currently compete
- ESTIMATED $1 Billion Marketplace by 2012
- Since 2004, 2 new entries into market, 3 out of business, and two assets acquired by CBAI = consolidation

Sources: UBCBA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

MAKE MONEY

Make Money Organically

Private Cord Blood Storage- Origination, processing, storage, billing/collection of personal cord blood units

- Currently **17,000** units paying $**100**/yr
- Charge **$1925** for initial processing / storage
- All processing and storage outsourced
- Annual attrition rate less than **1.0%**
- Expect 40% Gross Profit growth in 2007 as result of CorCell acquisition
- The 2007 increase in revenue below is due to the CorCell acquisition

Cord Partners

($000s)	2005 FY	2006 FY	2007 FY
Revenue	1,089	1,157	3,445
COGS	884	882	1,569
Gross Profit	205	275	1,876

Make Money: Acquisitions

Terms

- $2mm shares of CBAI stock
- $1.9mm cash
- Paid $300/sample for asset purchase
- Paid about 5 times earnings for this private company

CorCell Samples in Storage	12,000
X Revenue Per Sample	$100
Gross Revenue	$1,200,000
- Storage Costs	300,000
- Billing and Collection	120,000
Net Cash Flow	$ 780,000

All are approximations

Customer Growth – Organic with CorCell


Total Customers
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2002
2003
2004
2005
2006
2007
2008
Year
Cord Partners
CorCell

Cord Blood America Growth

Grow the Stored Units of the Company via:

1. **Organic Growth** - expand successful health care company relationships to cost effective expand customer base by 10,000 thousand over the next 3 years.

2. **Roll-Up Competitors**
   a. Add 5,000 domestic customers per year with domestics acquisitions.
   b. Add 5,000 international customers per year international acquisitions.
   c. Improve profitability by managing contracts of acquired customers

Improve Profitability:

- May 1, 2007 - Refocused marketing efforts on more highly productive channels including insurance, hospital and employer exclusive agreements.

- Sept 1, 2007 - Renegotiated contract with laboratory saves Company approximately $300,000 per year.

Projected Customer Growth



Total Customers
120,000
100,000
80,000
60,000
40,000
20,000
0
2007
2008
2009
2010
2011
2012
2013
2013
Year
Cord Partners
CorCell
Acquisitions

Rainmakers

Media Buying Agency for Family Based Products

- Original marketing group for Cord Partners
- Purchase Media for family based products
- Expect to grow RainMakers gross profit 35% in 2008

Rainmakers Future

- Maintain and grow
- Add more diverse client base in 2007

RainMakers

($000s)	2005 FY	2006 FY	2007 FY
Revenue	1,125	2,236	4,020
COGS	863	1,714	3,416
Gross Profit	262	522	604

FINANCIALS

Financial Summary w/ Projections

($000s)	2005 FY	2006 FY	2007 FY	2008 FY	2009 FY	2010 FY	2011 FY
Revenue							
Cord Blood	1,089	1,120	3,445	4,741	6,211	7,351	8,851
Rainmakers	1,188	2,890	4,020	8,000	12,000	16,000	20,000
TOTAL	2,277	4,010	7,465	12,741	18,211	23,531	28,851
SGA	4,779	3,954	2,960	3,647	3,785	3,946	4,068
EBITDA	(6,126)	(4,527)	(434)	715	2,500	4,135	5,810
Net Income	(6,126)	(4,527)	(1,770)	590	2,047	3,348	4,604

- $2.0M charge will happen Q1 2007 for acquisition
- SGA reductions from cost reductions for acquired CorCell assets
- Does not include convertible debenture interest expenses

Positive Cash Flow by Late 2007


$6,000,000
$4,000,000
$2,000,000
$0
-$2,000,000
-$4,000,000
-$6,000,000
-$8,000,000
2004
2006
2008
2010
Net Loss
EBITDA

Cord Blood Revenue Growth



$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2006
2007
2008
2009
2010
2011
All Domestic Business Units
International
Total

CBAI to Profitability

- Expected to reach operating profitability by Q4 2007
- Dramatically reducing overhead will be key driver to profitability
- Company has more accretive acquisitions in the pipeline for later this year.

Key Facts

Symbol	OTC BB:CBAI
Corporate Headquarters	Los Angeles, CA
Stock Price (7/2/2007) and 52-Week Range	$0.05|| $0.04 to $0.24
Fully Diluted Shares (7/1/2007)	221,030,000
(includes shares, convertible ,and warrants)	
Float (7/1/2007)	40 M
Market Cap (Fully Diluted)(2/11/2007)	$11.05 M
Volume (daily 200-day average)	250,000
Cash Balance (7/1/2007)	$140,000
Debt (7/1/07)	$7,238,000
Fiscal Year	December 31st
Accounting Firm	Rose, Snyder, Jacobs

www.cordpartners.com and www.cordblood-america.com

IMPORTANT INVESTOR HIGHLIGHTS

ROI- A Fundamental Investment

Key Investment Highlights include:

1. ***Rapid Growth: Large and Growing Market***
   -Expected to be $1 Billion Market

2. ***AGGRESSIVE ROLL UP STRATEGY***
   - 150 direct competitors around the globe are targets

3. ***History of Beating Projections***
   - Tremendous Revenue Growth
   - Reduction of Losses

4. ***Annuity Business***
   - storage contracts are 18 years

5. ***Stem Cells***
   - Highly publicized industry grounded in science

Source for Following Data

For all of the following date comparisons, all information was gathered from the Yahoo! Finance website or other reliable and reputable financial website sources. The following statistics are meant for comparison purposes only, and represent to what CBAI could find as true and accurate financial information. All information was gathered on 7/3/2007.

Potential ROI - Revenues

Comparable Analysis
(as of 7/3/2007)

SYMBOL	PRICE	MARKET CAP (m)	REVENUES (m)	MULTIPLE
VIAC	$5.69	$220.5	$54.43	4.1 X REVENUES
CCEL	$2.47	$28.82	$17.18	1.7X REVENUES
CBAI	$0.05	$4.5	$7.8*	0.5 X REVENUES
COMBINED	$2.74	$253.5	$79.41	3.2 X REVENUES

CBAI COMP 1/1/2007	***$12.92 M Market Cap***	***3.2 X REVENUES***
CBAI COMP 1/1/2008	***$24.96 M Market Cap***	***3.2 X REVENUES***

1. ***With today's current revenues our market cap is undervalued compared to the direct competitors.***
2. ***Just with today's current revenues, our market should be triple, according to above.***
3. ***Accounts for CBAI doing $7.7M in revenues in 2007.***

* Un-audited – projected for 2007

Potential ROI - Customers

Comparable Analysis
(as of 7/3/2007)

SYMBOL	PRICE	MARKET CAP (m)	Total customers	Market Cap/Customer
VIAC	$5.69	$220.5	90,000*	$ 2,450
CCEL	$2.47	$ 28.82	130,000*	$ 221.7
CBAI	$0.05	$ 4.5	17,000*	$ 264
COMBINED	$2.74	$ 253.5	237,000	$ 978.6

CBAI COMP 1/1/2007	***$12.72M Market Cap***	***(978.6 x 13,000 CUSTOMERS)***
CBAI COMP 1/1/2008	***$24.46***	***(978.6 X 25,000 CUSTOMERS)***

1. ***With today's current revenues CBAI's market cap per customer is undervalued to the direct competitors.***
2. ***According to the numbers above, our market cap should be three times its current price***
3. ***Accounts for CBAI being able to acquire up to 12,000 customers in 2007***

**all are estimates*

Key Indicators Summary

AS OF 4/18/2007	MKT CAP (MM)	Enterprise Value(MM)	REVENUES 2006 (MM)	Market Cap/Rev (multiple)	Ent. Value/Rev (multiple)
Cord Blood (CBAI)	**$ 4.5**	**$14.6**	**$3.89**	**2.01x**	**3.32x**
Direct Competitors					
ViaCell, (VIAC)	$231.90	$184.22	$54.43	4.26x	3.38x
Biostem (BTEM)	$199.75	$200.40	$1.76	113.49x	113.86x
Cryo-Cell Intl (CCEL)	$23.83	$14.85	$17.18	1.39x	0.86x
Other Stem Cell Cos.					
Geron (GERN)	$520.26	$311.31	$3.28	158.62x	94.91x
StemCells, (STEM)	$213.86	$157.71	$0.09	2,299.57x	1,695.81x
Thermogenisis (KOOL)	$188.37	$152.25	$14.83	12.70x	10.27x
Aastrom (ASTM)	$174.96	$136.25	$0.83	211.30x	164.55x
Cytori (CYTX)	$125.51	$120.66	$7.93	15.83x	15.22x
Curis (CRIS)	$84.43	$49.75	$14.94	5.65 x	3.33x
StemCell Tech(SCLL)	$53.69	$59.25	$0.09	596.56x	658.33x
Advanced Cell (ACTC)	$42.92	$59.57	$0.44	97.55x	135.39x
Opexa (OPXA)	$38.24	$25.88	$0.00	NA	NA
Medistem (MDSM)	$27.60	$28.40	$0.39	70.77x	72.82x
BioMatrix (BMSN)	$12.55	$12.55	$0.00	NA	NA
Brainstorm (BCLI)	$8.78	$8.78	$0.00	NA	NA
Multi Cell (MCET)	$7.76	$8.01	$0.68	11.41x	11.78x
BioLife (BLFS)	$6.26	$7.04	$0.60	10.38x	11.67x
Ortec Int. (OTCI)	$6.05	$20.55	$0.00	NA	NA
Calbatech (CLBE)	$2.84	$4.10	$1.32	2.15x	3.11x
New Life (NWLS)	$1.51	$1.51	$0.29	5.19x	5.19x
Vitro Diag (VODG)	$1.00	$1.22	$0.00	500.00x	610.00x

Presentation's Purpose

- CBAI seeks a potential equity investment.
- CBAI seeks additional market support.

THIS EXECUTIVE OVERVIEW DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THE SECURITIES TO BE OFFERED ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK.

Closing

Cord Blood America